UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2006
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-45241                     22-3542636
       ------------              -------------                 --------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS

         The Registrant announced that the Food and Drug Administration has accepted its investigational new drug ("IND") application for its once-daily oxycodone product, traded-named OxyQD(TM). This product utilizes the Registrant's proprietary sustained release technology.

         Under the IND for OxyQD(TM), the Registrant will initiate its developmental program by conducting a pilot Phase I study using its sustained release formulation. The study will evaluate the extent of absorption of oxycodone from OxyQD(TM).

         See Registrant's press release announcing the filing attached as
Exhibit 99.1 for further information.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

                99.1. Press Release, dated January 31, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: January 31, 2006


                                          ELITE PHARMACEUTICALS, INC.


                                          By: /s/ Bernard Berk
                                              --------------------------------
                                              Name:  Bernard Berk
                                              Title: Chief Executive Officer









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